Investment Presentation August 2009 Exhibit 99.1

Safe Harbor Statement Under the
Private Securities Litigation Reform Act of 1995
Except for the historical information and discussions contained herein, statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company’s filings with the U.S.
Securities and Exchange Commission, including but not limited to the following: Gallagher’s commission revenues are highly dependent on premiums charged by insurers, which are subject to fluctuation; lower interest rates reduce Gallagher’s income earned on invested funds; the alternative insurance market continues to grow which could unfavorably impact commission and favorably impact fee revenue, though not necessarily to the same extent; Gallagher’s revenues vary significantly from period to period as a result of the timing of policy inception dates and the net effect of new and lost business production; the insurance brokerage industry is subject to uncertainty due to investigations into its business practices by various governmental authorities and related private litigation; the general level of economic activity can have a substantial impact on Gallagher’s renewal business; Gallagher’s operating results, returns on investments and financial position may be adversely impacted by exposure to various market risks such as interest rate, equity pricing, foreign exchange rates and the competitive environment; disruptions in the credit and financial markets could limit access to capital and credit and make it more difficult for Gallagher to obtain financing for its operations or investments or increase its cost of obtaining financing; liquidity or capital problems at one or more of the lenders under Gallagher’s revolving credit facility could reduce or eliminate the amount available for Gallagher to draw under such facility; changes in the pension regulatory environment and investment losses in its pension plan could require Gallagher to make significant contributions to its defined benefit pension plan and increase its pension expense in future periods; and Gallagher’s effective income tax rate may be subject to increase as a result of changes in income tax laws, unfavorable interpretations of past, current or future laws or developments resulting in the loss or unavailability of historically claimed IRC Section 29-related Syn/Coal Credits. Gallagher’s ability to grow has been enhanced through acquisitions, which may or may not be available on acceptable terms in the future and which, if consummated, may or may not be advantageous to Gallagher. Accordingly, actual results may differ materially from those set forth in the forward-looking statements. For a further discussion of certain of the matters described above see Item 1A, “Risk
Factors” in Gallagher’s Annual Report on Form 10K for the year ended December 31, 2008 and in Gallagher’s Quarterly Report on
Form 10Q for the quarter ended June 30, 2009.

Certain Non-GAAP Financial Measures
This presentation includes certain information that may be considered “non-GAAP financial measures” within the meaning of SEC regulations because it is derived from Gallagher’s consolidated financial information but is not required to be presented in financial statements that are prepared in conformity with U.S. generally accepted accounting principles (GAAP).  Consistent with SEC regulations, a description of such information is provided below and a reconciliation of certain of such items to GAAP is provided on our web-site at
www.ajg.com.
Pretax earnings from continuing operations for 2006 and 2005 were adjusted in this presentation to add back charges related to litigation and contingent commission matters and claims handling obligations and to eliminate the impact of medical and pension plan changes.  Charges in 2006 related to retail contingent commission related matters and medical plan changes totaled $9.0 million (or $5.4 million after tax) and $7.5 million (or $4.5 million after tax), respectively.  Charges in 2005 related to retail contingent commission matters and claims handling obligations totaled $73.6 million (or $44.2 million after tax) and $5.2 million (or $3.6 million after tax), respectively.  In addition, Gallagher recognized a pension curtailment gain of $10.0 million (or $6.0 million after tax) in 2005.  There were no such charges or gains in 2001 to 2004.  These adjustments, which
Gallagher believes are for non-recurring items, were made to GAAP earnings from continuing operations in
2006 and 2005 in order to calculate earnings from continuing operations before litigation and contingent commission related matters, claims handling obligations and medical and pension plan changes.  In addition, total revenues and pretax earnings from continuing operations exclude retail contingent commissions and are on an as originally reported basis for all periods presented in this presentation.
Gallagher believes the “non-GAAP financial measures” included in this presentation provide meaningful additional information, which may be helpful to investors in assessing certain aspects of Gallagher's operating performance and financial condition that may not be otherwise apparent from GAAP.  Industry peers provide similar supplemental information, although they may not use the same or comparable terminology and may not make identical adjustments.  This non-GAAP information should be used in addition to, but not as a substitute for, the GAAP information.

Arthur J. Gallagher & Co.
•
Among the world’s top 5 insurance brokers *
– Retail & Wholesale – 89% US; 11% International
• Largest MGA manager*
• Fastest growing Lloyd’s wholesaler (5 yrs)
• Predominate focus on middle market space
•
Largest P&C third party administrator*
– Adjusting WC, liability & property claims/BPO
– 84% US; 16% International
–
2008 Business Insurance
Readers Choice Award
•
Simple business model:  we sell insurance
and adjust claims
•
No underwriting risk
*According to Business Insurance

Excellent Start - First Half 2009*
$144
$175
$50
$100
$150
$200
$250
1H08 1H09
EBITDA up 22%
$805
$855
$500
$600
$700
$800
$900
$1,000
1H 08 1H 09
Revenues up 6%
*From continuing operations
See important disclosures regarding non-GAAP measures
(in millions, except per share data)
$0.62
$0.73
$0.10
$0.30
$0.50
$0.70
$0.90
$1.10
1H 08 1H 09
EPS up 18%

Solid Growth in the First Half
•
Despite:
– Soft P/C pricing environment
– No investment yield
– Sliding economy
•
By delivering through:
– Focused cost savings initiatives
– Solid M&A program
– Controlling workforce
– Acceptable organic growth (given conditions)
– Prudent balance sheet

7 Brokerage Segment Retail 80% Mostly U.S. and Canada Wholesale 20% Mostly U.S. and U.K. See important disclosures regarding Non-GAAP measures on Page 3 2008 EBITDA - $223 m 2008 Revenues - $1.2 b

Brokerage Segment Results
First Half 2009
$113
$146
$50
$100
$150
$200
1H 08 1H 09
EBITDA up 29%
$570
$630
$400
$500
$600
$700
$800
1H 08 1H 09
Revenues up 11%
See important disclosures regarding non-GAAP measures
(in millions)

9 • Growth – Domestic – International • Cost containment • Stay in sweet spot – Middle to upper commercial market Brokerage Segment Focus

Growth - Domestic
•
Organic
– Hiring new producers wanting:
• Access to our network, expertise and niches
• Infrastructure support
– Growing our own producers thru:
• Two-year internship program
• Career Launch program
•
Acquisitions
– 18,000 retail and wholesale brokerages and agencies* in
the U.S. (P&C and Benefits)
– Many owned by baby boomers that need an exit strategy
yet still want to be in the business
– Smaller number of consolidators
*According to Hales & Co, Inc.

11 ID MT WA CA UT NV AZ NM TX OK KS NE MN WI MO AR LA TN IL WV PA NY NH ME MA CT NJ DE MD IA CO WY SD ND OR OH MI KY MS AL GA FL SC NC VA VT RI IN AK HI Current Gallagher U.S. Locations

Larger cities where we aren’t located
ID
68
MT
59
WA
282
CA
1,777
UT
122
NV
103
AZ
237
NM
77
TX
1,082
OK
181
KS
185
NE
137
MN
300
WI
315
MO
320
AR
109
LA
232
TN
340
IL
711
WV
78
PA
904
NY
1,425
NH
121
ME
112
MA
642
CT
331
NJ
699
DE
53
MD
301
IA
213
CO
221
WY
18
SD
47
ND
45
OR
181
OH
641
MI
524
KY
189
MS
126
AL
199
GA
467
FL
1,079
SC
189
NC
444
VA
317
VT
56
RI
IN
324
AK
36
HI
47
DC
23
Puerto Rico 53
Virgin Islands 2
Source for Acquisition Targets:
Hales & Co., Inc. and D&B

Growth By Acquisition
$23
$38
$83
$150
$81
$10
$16
$16
$16
$0
$0
$50
$100
$150
Retail Wholesale
Annualized Revenue Acquired (in millions)
2005 2006 2007 2008 1H 09
-
2008 was a record year for acquisitions
-
1   half 2009 – Liberty/Wausau deal
-
2   half 2009 – expect slower pace
st
nd

Growth by Acquisition
• Approx. 230 deals since 1985
• Typical deal:
– $2 to $10 million in revenues
– 2 to 5 producers/staff of 10 to 20
– EBITDA margins between 25% - 30%
– 2008 – paid 6.3x EBITDA
– 2009 June YTD – paid 5.8x EBITDA
• Must fit into our sales culture!
See important disclosures regarding Non-GAAP measures on Page 3.
EBITDA multiples are based on the initial recorded purchase price, which in 2009 includes the estimated fair value of earnout payable.
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
2006 2007 2008 1H 2009
Median EBITDA Multiples

Unique Deal
Liberty/Wausau – closed 2/27/09
•
Annualized revenues of approx. $70m
•
Approx 125 new producers and 140 support/mgmt
staff
– 26 states predominately in Midwest & East/Southeast
– Approx 18 new locations with “tuck ins” into 42 existing offices
•
New Gallagher producers – no longer captive agents
– Access to full suite of new products, markets & niche expertise
– Access to new clients
•
Break even or better in 2009
– Approximately $25 - $30m EBITDA in 2010

• Organic
– Substantial London operations
– Hire experienced sales teams
• Opportunistic acquisitions/minority interests
• Gallagher Optimus Network
– Correspondent brokers and agents in over 100
countries
– Stages of partnership to investment
Growth - International

ARCTIC
OCEAN
ARCTIC
OCEAN
PACIFIC
ATLANTIC
PACIFIC
OCEAN
OCEAN
OCEAN
INDIAN
OCEAN

17 Gallagher Optimus Network

Retail Contingent Commission Change
• July 2009 amended agreement
– Continue to be fully transparent to clients on
all compensation
– Can accept across all lines of brokerage
business
– Effective 10/1/09
– Anticipate approx $10m additional EBITDA on
annualized basis by 2011

Risk Management Segment
2008 Revenues - $465m
Workers
Compensation  69%
Liability 27%
Property 4%
Domestic 84%
International
16%
2008 EBITDA - $58m
See important disclosures regarding Non-GAAP measures on Page 3

Risk Management Segment Results
First Half 2009
See important disclosures regarding non-GAAP measures
(in millions)
Excludes the impact of foreign exchange.  As reported 1H 08 revenues were $231m and 1H 08 EBITDA was $33m.
$223
$226
$50
$100
$150
$200
$250
$300
$350
1H 08 1H 09
Revenues up 1%
$30
$34
$0
$20
$40
$60
$80
1H 08 1H 09
EBITDA up 13%

21 • Growth – Domestic – International • Client service – High quality standards – Technology • Cost containment Risk Management Segment - Focus

RM Growth - Domestic
•
All organic
•
Over 86% non-Gallagher clients
•
Targeting
– Mainly Fortune 1000
– Standard platform enables profitable service to smaller accounts
•
Differentiation
– Network focused or dedicated - flexibility
– Client intimacy
– Quality standards
– Proprietary technology
– National workers compensation capability

•
Fastest growing
– Revenues - 3 year CAGR of 24%
•
In Australia, Canada, UK & New Zealand
•
Largely public entity but leveraging US
expertise to penetrate commercial clients
•
Global technology capabilities
•
Standard claims process
RM Growth -
International

AK
HI
AUSTRALIA
NEW ZELAND
SCOTLAND
ENGLAND
ID
MT
WA
CA
UT
NV
AZ
N
M
TX
OK
KS
NE
MN
WI
M
O
AR
LA
TN
IL
W
V
PA
NY
NH
ME
MA
CT
NJ
D
E
M
D
IA
CO
W
Y
SD
ND
OR
OH
MI
KY
MS
AL
GA
FL
SC
NC
VA
VT
RI
IN
ONTARIO
Risk Management Locations

25 IN SUMMARY

Growing Revenues*
$500
$800
$1,100
$1,400
$1,700
$2,000
11% CAGR
2004 2005 2006 2007 2008
$1,045
$1,288
$1,408
$1,558
$1,653
*Brokerage & Risk Management Revenues from continuing operations excluding retail contingent commissions prior to 2006
See important disclosures regarding Non-GAAP measures on Page 3
$1,175
2003 1H 08 1H 09
$802
$855
7%

Improving Operations
18%
21%
16%
17%
18%
19%
20%
21%
22%
1H 08 1H 09
EBITDA Margins* - First Half 2009
See important disclosures regarding Non-GAAP measures on Page 3.
+ 300 bps
*Brokerage & Risk Management

Generating Cash
* See important disclosures regarding Non-GAAP measures on Page 3.
(In millions)
24%
$0
$50
$100
$150
$200
$250
$300
$350
2003 2004 2005 2006 2007 2008
1H 08 1H 09
Operating Cash Flows
EBITDA

Returning Cash to Shareholders
2007 excludes share repurchases of $262M financed by debt.
See important disclosures regarding Non-GAAP measures on Page 3
39%
45%
50%
50%
56%
59%
30%
1%
15%
0%
1%
51%
30%
40%
50%
60%
70%
80%
90%
100%
2003 2004 2005 2006 2007 2008
Dividends / operating cash flows Repurchases / operating cash flows
Average as % of Cash Flows

Paying Dividends
1986 2009
$1.28*
Year
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
*Indicated – On July 23, 2009, Gallagher’s Board of Directors declared a $.32 per share 3Q 09 quarterly dividend
Dividends Per Share

Dividend Yield
1986 2009
$1.28*
Year
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
*Indicated – On July 23, 2009, Gallagher’s Board of Directors declared a $.32 per share 3Q 09 quarterly dividend
As of 8/31/09
Yield is 5.4%
Dividends Per Share

Prudent Balance Sheet
•
Flexibility remains - $243M available line of credit capacity at 6/30/09
See important disclosures regarding Non-GAAP measures on Page 3
Global
Insurance
Broker Avg S&P 1000
(millions) 2008 2008 2008
Total Debt $532
Stockholders' equity $739
Debt to Total Capital (Debt/(Debt + Equity)) 42% 42% 46%
Debt to EBITDA* 2.0 2.2 3.5
Including Unfunded Pension Liability
Debt to Total Capital (Debt/(Debt + Equity)) 44% 48% 53%
Debt to EBITDA* 2.2 2.9 3.6
*Global Insurance Broker's EBITDA adjusted for restructuring charges & unusual items
Gallagher
Source for S&P 1000 data:  Worldscope and First Call via Thomson Reuters.  Pension data using most currently available information and may not reflect YE 2008 amounts in all cases.

33 In Summary • Top priority – servicing our clients – Helping them navigate troubled economy – Continuing to increase quality service levels – Expanding capabilities and options

34 •Questions & Answers

Exhibit 1
Short-cut To Understand Cash Flows
(See GAAP cash flows in Statement of Cash Flows*)
See important disclosures regarding Non-GAAP measures on Page 3
$ millions 2005 2006 2007 2008 1H 2008 1H 2009
Brokerage & Risk Management EBITDA from Continuing Operations
(adjusted for unusual items) 266 273 304 291 145 180
Stock compensation expense 16 25 19 18 10 7
Capital Expenditures (23) (33) (41) (32) (16) (14)
Interest expense on corporate debt & corporate overhead expenses (6) (6) (22) (35) (17) (17)
Taxes Paid (47) (31) (48) (40) (24) (15)
Brokerage & Risk Management EBITDA from Continuing Operations
(adjusted for unusual items) plus stock compensation expense less capital expenditures, interest expense on corporate debt and corporate overhead expenses, and taxes paid 206 228 212 202 98 141

36 For Additional Information • Website: www.ajg.com • Email: investor_relations@ajg.com • Marsha Akin Marsha_Akin@ajg.com Phone: 630-773-3800